                         METROPOLITAN SERIES FUND, INC.

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S).240.14a-12

                         METROPOLITAN SERIES FUND, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction: 5) Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed: _____________

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                          Alger Equity Growth Portfolio
         VOTING INSTRUCTION FORM FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2004

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") to vote the shares of the Alger Equity Growth Portfolio (the "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on Friday, April 30, 2004, and at any adjournments thereof.

The Board of Directors of the Fund (the "Board") solicits your voting instructions and recommends that you instruct MetLife to vote "FOR" the Proposal. MetLife will vote the appropriate number of Portfolio shares pursuant to the instructions given. If no instruction is set forth on a returned form as to the Proposal, MetLife will vote "FOR" the Proposal. MetLife is authorized to vote in its discretion upon such other business as may properly come before the Meeting and any adjournment thereof.

                                         VOTE VIA THE INTERNET:  https://
                                         vote.proxy-direct.com
                                         VOTE VIA THE TELEPHONE:  1-866-235-4258
                                         VOTE VIA FACSIMILE:  1-888-796-9932

                                         999 9999 9999 999

                                         Note: PLEASE SIGN EXACTLY AS YOUR
                                         NAME(S) APPEAR ON THIS CARD. When
                                         signing as attorney, executor,
                                         administrator, trustee, guardian or as
                                         custodian for a minor, please sign your
                                         name and give your full title. If you
                                         are signing on behalf of a corporation,
                                         please sign the full corporate name and
                                         your name and indicate your title. If
                                         you are a partner signing for a
                                         partnership, please sign the
                                         partnership name, your name and
                                         indicate your title. Joint owners
                                         should each sign these instructions.
                                         Please sign, date and return.

                                         _______________________________________
                                         Signature

                                         _______________________________________
                                         Signature of joint owner, if any

                                         _______________________________________
                                         Date                         MFS_13985d

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BOARD SOLICITS YOUR VOTING INSTRUCTIOS AND RECOMMENDS THAT YOU INSTRUCT METLIFE TO VOTE "FOR" THE PROPOSAL.

IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METLIFE WILL VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

                                                                                  FOR     AGAINST  ABSTAIN
1. To approve, with respect to the Portfolio, a new subadvisory agreement
   between MetLife Advisers, LLC and State Street Research & Management Company.  [_]        [_]     [_]

   PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                               ENCLOSED ENVELOPE.
                                                                      MFS_13985d

VOTING INSTRUCTION CARD       METROPOLITAN SERIES FUND, INC.        VOTING INSTRUCTION CARD
                                   Balanced Portfolio
             VOTING INSTRUCTION FORM FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               TO BE HELD APRIL 30, 2004

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") to vote the shares of the Balanced Portfolio (the "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on Friday, April 30, 2004, and at any adjournments thereof.

The Board of Directors of the Fund (the "Board") solicits your voting instructions and recommends that you instruct MetLife to vote "FOR" the Proposal. MetLife will vote the appropriate number of Portfolio shares pursuant to the instructions given. If no instruction is set forth on a returned form as to the Proposal, MetLife will vote "FOR" the Proposal. MetLife is authorized to vote in its discretion upon such other business as may properly come before the Meeting and any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            ----------------------------------------------------
                            999 9999 9999 999
                            ----------------------------------------------------

                            Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                           _____________________________________________________
                           Signature

                           _____________________________________________________
                           Signature of joint owner, if any

                           _____________________________________________________
                           Date                                      MFS_13985a

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BOARD SOLICITS YOUR VOTING INSTRUCTIONS AND RECOMMENDS THAT YOU INSTRUCT METLIFE TO VOTE "FOR" THE PROPOSAL.

IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METLIFE WILL VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

                                                          FOR   AGAINST  ABSTAIN
1.  To approve an Agreement and Plan of Reorganization
    providing for the sale of all of the assets of the    [_]     [_]      [_]
    Balanced Portfolio to, and the assumption of all of the liabilities of the Balanced Portfolio by, the MFS Total Return Portfolio, in exchange for shares of the MFS Total Return Portfolio and the distribution of such shares to the shareholders of the Balanced Portfolio in complete liquidation of the Balanced Portfolio.

   PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                               ENCLOSED ENVELOPE.

                                                                      MFS_13985a

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                       FI Mid Cap Opportunities Portfolio
                     VOTING INSTRUCTION FORM FOR THE SPECIAL
               MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2004

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") to vote the shares of the FI Mid Cap Opportunities Portfolio (the "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on Friday, April 30, 2004, and at any adjournments thereof.

The Board of Directors of the Fund (the "Board") solicits your voting instructions and recommends that you instruct MetLife to vote "FOR" the Proposal. MetLife will vote the appropriate number of Portfolio shares pursuant to the instructions given. If no instruction is set forth on a returned form as to the Proposal, MetLife will vote "FOR" the Proposal. MetLife is authorized to vote in its discretion upon such other business as may properly come before the Meeting and any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999

                            Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Signature of joint owner, if any

                            ____________________________________________________
                            Date                                      MFS_13985b

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BOARD SOLICITS YOUR VOTING INSTRUCTIONS AND RECOMMENDS THAT YOU INSTRUCT METLIFE TO VOTE "FOR" THE PROPOSAL.

IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METLIFE WILL VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: [X]

1. To approve an Agreement and Plan of Reorganization providing for the sale of
   all of the assets of the FI Mid Cap Opportunities Portfolio to, and the           FOR     AGAINST   ABSTAIN
   assumption of all of the liabilities of the FI Mid Cap Opportunities
   Portfolio by, the Janus Mid Cap Portfolio, a series of the Metropolitan           [_]       [_]       [_]
   Series Fund, Inc., in exchange for shares of the Janus Mid Cap Portfolio and the distribution of such shares to the shareholders of the FI Mid Cap
   Opportunities Portfolio in complete liquidation of the FI Mid Cap
   Opportunities Portfolio.

   PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                               ENCLOSED ENVELOPE.

                                                                      MFS_13985b

VOTING INSTRUCTION CARD  METROPOLITAN SERIES FUND, INC.  VOTING INSTRUCTION CARD
                         MFS Research Managers Portfolio
                    VOTING INSTRUCTION FORM FOR THE SPECIAL
               MEETING OF SHAREHOLDERS TO BE HELD APRIL 30, 2004

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") to vote the shares of the MFS Research Managers Portfolio (the "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on Friday, April 30, 2004, and at any adjournments thereof.

The Board of Directors of the Fund (the "Board") solicits your voting instructions and recommends that you instruct MetLife to vote "FOR" the Proposal. MetLife will vote the appropriate number of Portfolio shares pursuant to the instructions given. If no instruction is set forth on a returned form as to the Proposal, MetLife will vote "FOR" the Proposal. MetLife is authorized to vote in its discretion upon such other business as may properly come before the Meeting and any adjournment thereof.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-235-4258
                            VOTE VIA FACSIMILE: 1-888-796-9932
                            999 9999 9999 999

                            Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title. If you are signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Signature of joint owner, if any

                            ____________________________________________________
                            Date                                      MFS_13985c

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU CAN ALSO VOTE BY PHONE OR ELECTRONICALLY BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

THE BOARD SOLICITS YOUR VOTING INSTRUCTIONS AND RECOMMENDS THAT YOU INSTRUCT METLIFE TO VOTE "FOR" THE PROPOSAL.

IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METLIFE WILL VOTE "FOR" THE PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [X]

1.   To approve an Agreement and Plan of Reorganization providing for the sale
     of all of the assets of the MFS Research Managers Portfolio to, and the         FOR    AGAINST    ABSTAIN
     assumption of all of the liabilities of the MFS Research Managers
     Portfolio by, the MFS Investors Trust Portfolio, in exchange for shares
     of the MFS Investors Trust Portfolio and the distribution of such shares        [_]      [_]        [_]
     to the shareholders of the MFS Research Managers Portfolio in complete liquidation of the MFS Research Managers Portfolio.

   PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE
                               ENCLOSED ENVELOPE.

                                                                      MFS_13985c